SCHEDULE 14A INFORMATION

                              Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      JLM Couture, Inc.
     (Name of Registrant as Specified In Its Charter)


                     RICHARD S. KALIN
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                              PROXY

                             JLM COUTURE, INC.
                 225 West 37th Street, 5th Floor
                       New York, NY 10018


     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints Joseph L. Murphy, Daniel M. Sullivan and Joseph E. O'Grady, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of JLM Couture, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 30, 1998, at 10:00 A.M. at the offices of Kalin & Associates, P.C. located at One Penn Plaza, Suite 1425, New York, NY, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 1997 Annual Report.


     1.   ELECTION OF DIRECTORS

          FOR all nominees listed            WITHHOLD Authority to
          below (except as marked            vote for all nominees
          to the contrary below)             listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

             JOSEPH L. MURPHY, DANIEL M. SULLIVAN AND
                        JOSEPH E. O'GRADY


     2. AMENDMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN (THE "1996 PLAN") INCREASING THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY FOR WHICH OPTIONS ARE AUTHORIZED TO BE GRANTED UNDER THE 1996 PLAN FROM 100,000 TO 250,000 SHARES, PAR VALUE $.0002 PER SHARE.

         FOR _______________         AGAINST _______________


     3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         FOR _______________         AGAINST _______________


     PLEASE SIGN ON THE NEXT PAGE AND RETURN THIS PROXY
     PROMPTLY IN THE ENCLOSED ENVELOPE
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR proposals 1, 2 and 3.


DATED:                  , 1998



(Signature)



(Signature, if held jointly)


Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.

     Requests for copies of proxy statements, the Company's Annual Report for its fiscal year ended October 31, 1997 or the Company's Annual Report for its fiscal year ended October 31, 1997 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.

                             JLM COUTURE, INC.
                    (a Delaware Corporation)

                   Notice of 1998 Annual Meeting
                   of Shareholders to be held
                 at 10:00 A.M. on October 30, 1998


To the Shareholders of
JLM COUTURE, Inc.:

        NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on October 30, 1998 at 10:00 A.M. at the offices of Kalin & Associates, P.C. located at One Penn Plaza, Suite 1425, New York, NY, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     1.   Election of three directors;

     2. Amendment of the Company's 1996 Stock Option Plan (the "1996 Plan") increasing the number of shares of Common Stock of the Company for which options are authorized to be granted under the 1996 Plan from 100,000 to 250,000 shares, par value $.0002 per share (the "Amendment to the Plan"); and

     3. Such other matters as may be properly come before the Meeting.

        The Board of Directors has fixed September 18, 1998, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

        A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from September 30, 1998 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors


                           Joseph E. O'Grady, Secretary

   Date: September 28, 1998

     Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 1997 should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.
                             JLM COUTURE, INC.

                          225 West 37th Street
                           New York, NY  10018

                             Proxy Statement

        The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 1998 Annual Meeting of Shareholders (the "Meeting") to be held on October 30, 1998 at 10:00 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY and any adjournment thereof. The Board of Directors has set September 18, 1998 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the persons listed herein as directors of the Company;

     (2) Amendment of the Company's 1996 Stock Option Plan (the "1996 Plan") increasing the number of shares of Common Stock of the Company for which options are authorized to be granted under the 1996 Plan from 100,000 to 250,000 shares, par value $.0002 per share, (the "Amendment to the Plan"); and

     (3) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 1997 ("Fiscal 1997")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

      Only shareholders of record of the Company's 1,871,681 shares of Common Stock (the "Common Stock") outstanding at the close of business on September 18, 1998 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum.
The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 30, 1998.


                     1.  ELECTION OF DIRECTORS

     Three directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

                Joseph L. Murphy
                Daniel M. Sullivan
                Joseph E. O'Grady

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the Meeting, all of whom are presently directors of the Company:

                              Position with            Director
Name                Age       the Company                Since

Joseph L. Murphy     43       Chief Executive          April 1986
                              and Financial Officer,
                              Director

Daniel M. Sullivan   73       Chairman of the          September 1986
                              Board of Directors

Joseph E. O'Grady    76       Secretary and Director   February 1991


     Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

     Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

     Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary. For more than the past five years, Mr. O'Grady has been the President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, New York. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

     Directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

     During Fiscal 1997, the Board of Directors met only informally. It acted 4 times by unanimous written consent.

OTHER EXECUTIVE OFFICERS

                              Position with        Position
Name                Age       the Company          Held Since

Mark Murphy         34        Vice President -     May 1993
                               Operations

     Mark Murphy, 34, was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.



      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
OF 1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 1997 all executive officers and directors of the Company complied with all applicable filing requirements.

AUDIT AND COMPENSATION COMMITTEE

     During Fiscal 1997, the Audit and Compensation Committee (the "Audit Committee") consisting of Messrs. O'Grady and Sullivan did not meet or act by unanimous written consent.


EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's President. None of the Company's other officers had cash compensation in Fiscal 1997 of more than $100,000 per year:


                           SUMMARY COMPENSATION TABLE

Name and              Annual Com-  Other          Long Term      Other
Principal      Fiscal pensation    Annual Com-    Compensation   Compen-
Position       Year   Salary ($)   pensation ($)  Options        sation($)

Joseph L.      1997    150,000        76,102       100,000        10,639
Murphy,        1996    150,000        47,262        50,000        14,708
President      1995    104,000             -        50,000        20,864

     EMPLOYMENT AGREEMENT

          On May 19, 1998, Mr. Joseph L. Murphy entered into an amended employment agreement (the "Agreement") with the Company. The Agreement terminates May 19, 2003, unless terminated earlier. The base salary commences at $200,000 per annum. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual, fiscal year pre-tax profits. As additional compensation, Mr. Murphy was granted a five year option to purchase 200,000 shares of Common Stock of the Company exercisable at a rate of 50,000 Common Shares immediately and 50,000 Common Shares on each yearly anniversary date thereof at an exercise price of $2.5625 per share, that being the fair market value on the date of grant.

STOCK OPTION PLANS

     On November 17, 1986, the Company adopted an Incentive Stock Option Plan (the "Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock could be granted. Such options are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Code ("Incentive Options").

     In November 1994, the Board adopted and a majority of the Company's shareholders approved a 1 for 3 reverse stock split, which automatically decreased the authorized shares of Common Stock under the Plan to 33,333. The Plan was amended in February 1996 to increase the number of shares for which options could be granted to 100,000. A majority of the Company's stockholders approved the Plan, as amended, in March 1996. During Fiscal 1996, options to purchase an aggregate of 100,000 shares of Common Stock were granted to 10 employees of the Company. These options expire four and three years from the date of issuance and are exercisable at prices ranging from $.87 and $2.125 per share.

     The Plan is administered by the Board of Directors which has the authority to determine the persons to whom Incentive Options may be granted, the number of shares of Common Stock to be covered by each Incentive Option, the time or times at which the Incentive Options may be granted or exercised and, for the most part, the terms and provisions of the Incentive Options. The exercise price of Incentive Options granted under the Plan may not be less than the fair market value of the shares of Common Stock on the date of grant.

      On August 26, 1996, the Company adopted a Stock Option Plan (the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors (subject to shareholder approval) in September 1998 to increase the authorized number of sharesthereunder from 100,000 to 250,000 shares. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

     During Fiscal 1997, Mr. Joseph L. Murphy, received non-incentive stock options for 100,000 shares of Common Stock, exercisable at $4.625 per share.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL
               YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                                  Value of
                                                  Unexercised
                                   Number         In-the-Money
                                   Of Unexercised Options
                                   Options        At FYE End
          Shares                   At FYE         Acquired ($)
          Acquired     Value       Exercisable/   Exercisable/
Name      On Exercise  Realized(1) Unexercisable  Unexercisable (1)

Joseph L.
Murphy            -         -       100,000/0         137,500/0

Mark
Murphy            -         -        38,333/0         178,248/0

Joseph E.
O'Grady           -         -        10,000/0          51,300/0
________________

(1)  Represents fair market value of Common Stock at October 31,
     1997 of $6.00 as reported by NASDAQ, less the exercise price.

COMPENSATION OF DIRECTORS

     Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 1997, Mr. Sullivan received $30,000 and Mr. O'Grady received $55,655 as consultant fees. Mr. O'Grady's renumeration is also reported in the Summary Compensation Table above. See "Stock Option Plans" above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of September 17, 1998, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                         Number of           Percent of
Names and Address        Shares Owned (1)    Outstanding Shares

Joseph L. Murphy              283,633(2)             15.2%
225 West 37th Street
New York, NY 10123

Daniel M. Sullivan            102,599(2)              5.5%
225 West 37th Street
New York, NY 10123

Harvest Capital                78,740                 4.2%
Corporation
225 West 37th Street
New York, NY 10123

Joseph E. O'Grady              24,666(2)              1.3%

Carl Seaman                   281,666(4)             15.0%
12 The Poplars
Roslyn, NY 11576

All Directors and
  officers as a
  group (4 persons)           527,971(2)(5)          28.2%
_________________

(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

(2)  Includes 150,000, 10,000, 10,000 and 208,333 shares for
     Messrs. J. L. Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $1.53 per share.

(4) Based on information on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr. Seaman.

(5) Pursuant to the Securities Exchange Act of 1934, in addition to the ownership of Common Stock set forth above, Mr. Joseph
     L. Murphy, by virtue of his position with (President and a director) and ownership of 22.1% of the outstanding Common Stock of Harvest Capital Corporation ("Harvest") and Mr. Sullivan, by virtue of his position with Harvest (Secretary and a director), are considered to be the beneficial owners of the shares of Common Stock owned by Harvest.

     The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.

CERTAIN TRANSACTIONS

     On February 2, 1996, the Company entered into a loan agreement with CBC of New York Inc., trading as Continental Business Credit ("CBC"), to obtain a credit line up to $1,500,000 (the "CBC Loan"). The CBC Loan, which bears a minimum interest rate of prime plus 1% per annum (which may be increased due to any fluctuation of the prime rate announced from time to time by Chemical Bank) is payable through the direct deposits to CBC Bank of the Company's receivables. The CBC Loan was increased to $1,700,000 in July 1996. CBC also has a first lien on all of the Company's accounts receivable. As additional security, Messrs. Joseph L. Murphy and Joseph E. O'Grady, directors of the Company, personally guaranteed repayment of the CBC Loan.


                           2.  APPROVAL OF THE AMENDMENT TO
                                   THE 1996 PLAN

     The affirmative vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the Meeting is required to approve the amendment to the 1996 Plan to increase by 150,000 the number of shares of Common Stock for which options may be granted under the 1996 Plan. Under the 1996 Plan as currently in effect, options to purchase 100,000 shares of Common Stock were subject to grant, of which all have been granted. The Board of Directors recommends that the stockholders vote their shares for the proposal to amend the 1996 Plan. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the amendment 1996 Plan.


The Plan

     In August, 1998, the Board of Directors of the Company (the "Board") approved (subject to stockholder approval) the amendment to the 1996 Plan. The 1996 Plan is a stock plan providing for the grant of incentive stock options and nonqualified stock options to key employees and consultants of the Company and its subsidiaries. The Company estimates that approximately 69 employees are eligible to participate in the 1996 Plan. The following description of the Plan is a summary and is qualified in its entirety by reference to the 1996 Plan, a copy of which has been filed as Exhibit 4.1 to the Company's Form S-8 as filed with the Securities and Exchange Commission on March 23, 1998.

     Duration. No option may be granted under the plan after August 26, 2006 (the "Termination Date"). Options granted prior to the Termination Date, however, may extend beyond such date and the provisions of the Plan will continue to apply thereto.

     Purpose. The purpose of the Plan is to attract and retain eligible participants of outstanding competence and to encourage their best efforts on behalf of the Company. The Board of Directors believes that stock options provide performance incentives to eligible participants to the benefit of the Company and its shareholders, and recommends approval of the amendment to the Plan by stockholders.

     Administration. The Plan is administered by the Board, which determines the key employees and consultants eligible to receive options and the terms thereof, all in a manner consistent with the 1996 Plan. The Board has full and final authority to determine the persons to whom, and the time or times at which, options are granted, the number of shares subject to each option, the number of options which shall be treated as incentive stock options, the duration of each option, appropriate vesting requirements, and other terms and provisions of each option. The Committee also has the authority to accelerate the vesting of a stock option. In determining persons who are to receive options, and the number of shares to be covered by each option, the Board considers, among other things, the person's position, responsibilities, service, accomplishments, and such person's present and future value to the Company.

     Shares Subject to Options. The Plan currently provides that the total number of shares of Common Stock subject to the grant of options is 100,000 shares, subject to adjustment under certain circumstances. Options which terminate or expire unexercised are available for subsequent grants. There are presently no shares of Common Stock available for the grant of options. The purpose of the proposed amendment to the 1996 Plan is to make available for the grant of options a new pool of 150,000 shares of Common Stock.

     Options. The 1996 Plan provides for the grant of incentive stock options and nonqualified stock options to key employees and consultants, as determined by the Board. The exercise price of incentive stock options granted under the 1996 Plan shall be at least 100% of the fair market value of the Common Stock on the date of grant and the exercise price of nonqualified stock options shall be at least equal to the par value of the Common Stock. The Committee may provide that options will be exercisable in full at any time or from time to time during the option term or provide for the exercise thereof in such installments at such times as the Board may determine. Nonqualified stock options shall be exercisable for not more than ten years, and incentive stock options may be exercisable for up to ten years except as otherwise provided. An option may be exercised only during the optionee's employment, provided, however, that if employment terminates as a result of death, disability or retirement, then options may be exercised for a period of up to one year, and if employment is terminated by the Company without cause, then options may be exercised for a period of up to 90 days, in each case subject to the earlier expiration of the option in accordance with the terms of its grant. The Board may provide that an optionee may pay for shares upon exercise of an option (i) in cash, (ii) in already-owned shares of Common Stock, or (iii) by such other medium or by any combination of (i) or (ii), as authorized by the Board.

     Grants to Date. A total of 100,000 options have been granted under the 1996 Plan. On September 18, 1998, the closing price of the Common Stock as reported by Nasdaq was $2.375 and the total value all of the Shares of Common Stock which could be issued pursuant to options granted under the 1996 Plan would be $593,750 as of September 18, 1998.

     Adjustments and Amendments of the Plan. Adjustments to the 1996 Plan and to outstanding options will be made to reflect stock dividends, recapitalizations and similar events. The Committee has the right to amend, suspend, or terminate the 1996 Plan at any time; provided, however, that, unless otherwise required by law or specifically provided in the 1996 Plan, the rights of a participant with respect to options granted prior to such amendment, suspension or termination, may not be materially impaired without the consent of such participant and provided further that without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under the 1996 Plan (except to reflect stock dividend, recapitalizations, and similar events),
(ii) decrease the minimum purchase price of any option or (iii) extend the maximum option period. The 1996 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1996 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.


     Non-Assignability of Options. No option may be assignable or transferable by the recipient, except by will or by the laws of descent and distribution. During the lifetime of a recipient, options may be exercisable only by him or his personal representative or guardian. No option or interest therein may be pledged, attached or otherwise encumbered other than in favor of the Company.

     Certain Federal Income Tax Consequences. The rules concerning the Federal income tax consequences with respect to stock options granted pursuant to the 1996 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following discussion of tax consequences is designed to provide a general understanding thereof as of the date hereof.

     Under current federal income tax laws, the grant of an incentive stock option generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of Alternative Minimum Tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. If the Common Stock is held for more than eighteen months after the date of exercise, the optionee will be taxed at the lowest rate applicable to capital gains for such optionee. The Company will not be entitled to a tax deduction upon such exercise of an incentive stock option, nor upon a subsequent disposition of the shares unless such disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy the foregoing holding periods, any gain equal to the difference between the exercise price and the fair market value of the stock a exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Company is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

     An optionee will realize no taxable income upon the grant of a nonqualified option and the Company will not receive a deduction at the time of such grant. Upon exercise of a nonqualified stock option an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. If the Common Stock is held for more than eighteen months after the date of exercise, the optionee will be taxed at the lowest rate applicable to capital gains for such optionee. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

     In addition: (i) any officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable Federal tax rules, including, without limitation,
Section 162(m); and (iii) in the event that the exercisability of an option is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Internal Revenue Code Section 280G, which excess amounts may be subject to excise tax.


                             3.  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, auditors of its Fiscal 1997 financial statements, as the auditors of the financial statements of the Company for its current fiscal year ending October 31, 1998. A member of such firm is expected to be at the Meeting and will be given the opportunity to make a statement and to answer questions any shareholders may have.

SHAREHOLDERS' PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 225 West 37th Street, Fifth Floor, New York, New York 10018 on or before January
10, 1999.


                              By Order of the Board of Directors




                              Joseph E. O'Grady,
                              Secretary

   Dated: September 28, 1998






































N:\RSKLAW\HJELM\PXY.98

                   JIM HJELM'S PRIVATE COLLECTION, LTD.

                          1996 STOCK OPTION PLAN



     1. General Plan Information. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Jim Hjelm's Private Collection, Ltd. (the "Company") by enhancing the ability of the Company to attract and retain selected employees, officers, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's common stock, par value $0.0002 per share, as the title or par value may be amended (the "Shares").

     Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval by the holders of at least a majority of all Shares present in person and by proxy and entitled to vote thereon at a meeting of stockholders of the Company prior thereto or within 12 months thereafter.

     3. Administration of the Plan. The Plan will be administered by the Board of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in
Section 10, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than three members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.
                                    A-1
     The Board and the Committee, if any, shall have the authority to determine eligibility, the number of options granted and the exercise price of options.

     4. Eligibility. The Participants in the Plan shall be all employees, officers, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries (as defined in Section 9) whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in: (i) selecting Participants who receive grants of options; (ii) determining the number of Shares to be granted to any Participant; or (iii) determining the exercise price of any options, or as counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "disinterested persons" within the meaning of Exchange Act Rule 16b-3.

     5.  Grant of Options.

          (a) The Board shall grant options to Participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board shall determine except that Incentive Options shall be granted on terms that comply with the Code and regulations thereunder.

          (b) No options shall be granted after August 26, 2006 but options previously granted may extend beyond that date.

     6.   Option Agreements.

          (a) Each option under the Plan shall be evidenced by an option agreement, which shall be signed by an officer of the Company and by the optionee and which shall contain such provisions as may be approved by the Board.

          (b) The option agreements shall constitute binding contracts between the Company and the optionee. Every optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of this Plan and of the option agreement.

          (c) The terms of the option agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

     7.  Terms and Conditions of Options.

          (a) Exercise Price. Except as provided in Section 5(b) of this Plan, the purchase price per share for Shares issuable upon exercise of options shall be a minimum of 100% of fair market value on the date of grant and shall be determined by the Board. For this purpose, "fair market value" will be determined as set forth
                                    A-2
in Section 9. Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board.

          (b) Annual Limit on Grant and Exercise. Incentive Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options). An optionee hereunder may exercise options for the purchase of Shares valued in excess of $100,000 (determined at the time of the grant of the options) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

          (c) Payment for Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash, certified check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of Shares owned by the Participant for a period of not less than six months and for which the Participant has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) by a combination of cash and Shares as provided in
(i)  and (ii) above.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time not listed on any securities exchange, unless and until the Shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended and applicable state securities laws.

     A Participant shall have the rights of a shareholder only as to Shares actually acquired by him under the Plan.

          (d)  Vesting.  Except for options granted pursuant to
Section 5(b) of this Plan, the Board may impose such vesting restrictions as it sees fit at the time of grant.

                                    A-3
          (e) Non-Transferability of Options. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in Section 7(g).

          (f) Forfeiture of Options upon Termination of Relationship. All options which have not vested shall terminate and be forfeited automatically upon the termination for any reasons whatsoever of a Participant's status as an employee, consultant or advisor to the Board. Unexercised options shall terminate and be forfeited upon (i) the Participants voluntary termination of his employment or (ii) the expiration of three months after the Participant's employment is terminated by the Company. Except as provided in Section 7(g) below, unexercised options granted to directors shall not terminate or be forfeited in the event such person is no longer a director of the Company.

          (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death, by his personal representative or the person or persons to whom the options are transferred by the will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

          (h) Loans to Exercise Options. If requested by any Participant to whom a grant of non-qualified options has been made, the Company or any subsidiary may loan such person the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any options (or guarantee a bank loan for such purpose), assuming that the Participant is in the maximum federal income tax bracket six months from the time of exercise and assuming that the Participant has no deductions which would reduce the amount of such tax owed. The loan shall be made on or after April 15th of the year following the year in which the amount of tax is determined as may be requested by the Participant and shall be made on such terms as the Company or lending bank determines.

          (i) Withholding Taxes. To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any options, the Company shall have the right to assist the Participant to satisfy such withholding requirement by (i) the Participant paying the amount of the required withholding tax to the Company, (ii) the Participant delivering to the Company Shares of its common stock previously owned by the Participant or (iii) the Participant having the Company retain a portion of the Shares covered by the option exercise. The number of Shares to be delivered to or withheld by the Company times the fair market value as defined by Section 8 of this Plan shall equal the cash required to be withheld. To the extent that the Company elects to allow the Participant either to deliver or have withheld Shares of the Company's common stock, the
                                    A-4
Board or the Committee may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     8.  Shares Subject to Plan.

          (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall, in the discretion of the Board, be authorized but unissued Shares of common stock or previously issued Shares acquired by the Company. Subject to adjustments as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed 100,000 Shares of common stock of the Company.

     (b) Changes in Stock. In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the option price and other relevant provisions, shall be appropriately adjusted by the Board whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate.

     The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those in which the Company is not the surviving Corporation as described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     9.  Definitions.

          (a) For purposes of the Plan, a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

          (b) The fair market value of the Shares of common stock shall be deemed to be:
                                    A-5
               (i) the closing price of the Company's common stock appearing on a national securities exchange if the Company's common stock is listed on such an exchange, or if not listed, the average closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

               (ii) if the Shares of common stock are not listed on NASDAQ, then the average bid price for the Company's stock as listed in the National Quotation Bureau's pink sheets;

               (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the average closing bid price as determined following a polling of all dealers making a market in the Company's Shares.

     10. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend same.

     11. Amendments. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of Shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted, (d) amend the provisions of this Section 11 of the Plan, (e) adversely affect the rights of any Participant (without his consent) under any options theretofore granted or (f) be effective if stockholder approval is required by applicable statute, rule or regulation.

Date Approved by Board of Directors:  August 26, 1996
Date Approved by Shareholders:        June 25, 1997
                                    A-6